UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2007

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-2816 Commission File Number Identification Number	36-2090085 I.R.S. Employer
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On September 13, 2007, the Board of Directors of Methode Electronics, Inc. (the “Corporation”) amended Article VI of the By-Laws to (i) allow the Board of Directors to designate any class or series of the Corporation’s stock to be uncertificated shares, and (ii) add the Chairman of the Board of Directors as a person authorized to sign a stock certificate by facsimile. A copy of the Corporation’s By-Laws is attached hereto as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits
3.1	Methode Electronics, Inc. By-Laws as of September 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2007	METHODE ELECTRONICS, INC.
	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
3.1	Methode Electronics, Inc. By-Laws as of September 13, 2007